SPLIT DOLLAR INSURANCE AGREEMENT

     THIS AGREEMENT, made and entered into as of the _____ day of

_________________, 2001 between SYNOVUS FINANCIAL CORP. ("the Corporation") and

SYNOVUS TRUST COMPANY, as Trustee of the JOHN EXECUTIVE 2001 IRREVOCABLE LIFE

INSURANCE TRUST DATED _____________________, 2001 ("the Trustee"):


                              W I T N E S S E T H:


     WHEREAS, the Trustee is the owner of certain policies of insurance on the joint lives of JANE EXECUTIVE and JOHN EXECUTIVE ("the Insureds"), as reflected on Exhibit "A" attached hereto and by this reference made a part hereof ("the

Policies");

     WHEREAS, JOHN EXECUTIVE ("Mr. Executive") is currently serving as

___________________ of the Corporation and is a valued and trusted officer and employee of the Corporation;

     WHEREAS, the Corporation desires to encourage Mr. Executive to continue rendering valuable services to the Corporation;

     WHEREAS, to enhance its employment relationship with Mr. Executive as well as provide insurance protection for Mr. Executive's family, the Corporation is willing to establish a split dollar insurance arrangement under which it will assist the Trustee with the payment of the premiums on the Policies, as well as on any policy of insurance issued in substitution therefore;

     WHEREAS, in exchange for the aforementioned premium assistance, the Trustee is willing to agree to reimburse the Corporation (in the event of a termination of this Agreement) the lesser of the amount of the premiums on the Policies paid by the Corporation or the cash surrender value of the Policies;

     WHEREAS, this Agreement is intended to qualify as a split dollar arrangement for the purchase of the Policies, as that term is described in

Revenue Ruling 64-328, 1964-2 C.B. 11, issued by the United States Internal

Revenue Service;

     NOW, THEREFORE, in consideration of the foregoing and of the services heretofore and hereafter rendered by Mr. Executive to the Corporation, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Corporation and the Trustee, both intending to be legally bound, agree as follows:

     1. Ownership of the Policies. The Trustee shall have and may exercise any and all rights, options, privileges and incidents of ownership in and to the

Policies, including, but not limited to, the right to designate beneficiaries,

select settlement and dividend options, borrow on the security of the Policies and surrender the Policies, subject only to the terms of this Agreement. The

Corporation shall have no right, title, interest or incident of ownership in or to the Policies, and is expressly prohibited from borrowing on the security of the Policies, withdrawing funds from the Policies, or

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surrendering or canceling the Policies. All ownership rights to the Policies may be exercised by the Trustee without the consent of the Corporation.


     2. Payment of Premiums. The Corporation shall pay all of the scheduled annual gross premiums due on the Policies (see attached Exhibit "B". The

Corporation's premium checks for the Policies shall be remitted before the expiration of the grace period on the Policies.

     3. Policy Dividends. No dividends are anticipated under the Policies (as represented by Exhibit "A" and Exhibit "B"); however, any dividends attributable to the Policies shall be applied as elected by the Trustee. If the Trustee fails to make such election, such dividends shall be applied to the purchase of paid-up additional insurance. This additional insurance will have a cash value of at least the amount of dividends used to purchase it. Upon the death of the survivor of the Insureds, such additional insurance shall be part of the proceeds of the Policies payable in accordance with Paragraph 6 of this

Agreement.

     4. Reimbursement of Corporation. The Trustee shall reimburse the

Corporation in an amount ("the Reimbursement Amount") equal to the lesser of:

(i) the total sum advanced by the Corporation for the payment of premiums on the

Policies from the date of the inception of the Policies to the Termination Date,

or (ii) the cash surrender value of the Policies on the Termination Date. The payment of the Reimbursement Amount shall occur no later than ninety (90) days after the Termination Date. Should the

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Trustee fails to pay to the Corporation the Reimbursement Amount within the ninety (90) days period, the Corporation may exercise any rights it may have pursuant to the collateral assignment to collect the Reimbursement Amount.


     5. Collateral Assignment. In consideration of the covenants by the

Corporation, the Trustee will file with the Insurer within a reasonable period a collateral assignment to the Corporation of the Policies in a form as set forth in Exhibit "B" attached hereto and incorporated herein by reference. The

Corporation's collateral interest in the Policies at any time shall be equal to the Reimbursement Amount.

     6. Entitlement to Death Proceeds of the Policies. Upon the death of the survivor of the Insureds, the Corporation shall be entitled to receive a portion of the proceeds of the Policies equal to the Reimbursement Amount. The beneficiary designated by the Trustee shall be entitled to receive the proceeds of the Policies payable on account of the deaths of the Insureds in excess of the Reimbursement Amount payable to the Corporation. If the Trustee fails to pay to the Corporation the Reimbursement Amount within ninety (90) days of the death of the survivor of the Insureds, the Corporation may exercise any rights it may have pursuant to the collateral assignment to collect the Reimbursement Amount.


     7. Termination. This Agreement shall be terminated upon the earlier to occur of the following events ("the Termination Date"):

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     (i) the death of the survivor of the Insureds;

     (ii) the termination of this Agreement, but only in writing signed by or on behalf of both the Corporation and the Trustee.

     8. Amendment. This Agreement may be amended at any time and from time to time, but only in writing signed by or on behalf of both the Corporation and the

Trustee.

     9. Successors and Assigns. This Agreement shall be binding on both the

Corporation and the Trustee, and on behalf of their respective successors and assigns.

     10. Insurers Not Parties. The Insurers are not parties to this Agreement.

Payment or other performance of their contractual obligations in accordance with the terms and provisions of the Policies shall fully discharge the Insurers from any and all liability thereunder.

     11. Notices. All notice requirements to be given to the parties hereto shall be in writing and sent by certified or registered mail as follows:

     (i) To the Trustee:

         Synovus Trust Company

         c/o _____________________

         P. O. Box 120

         Columbus, Georgia  31902

                                       5

     (ii) To the Corporation:

         Synovus Financial Corp.

         P. O. Box 120

         Columbus, Georgia  31902

     12. Entire Agreement. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof, and any and all prior agreements or understandings with respect to such subject matter are superseded.


     13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.


     14. Time of the Essence. Time is of the essence of this Agreement.

     15. ERISA Provisions. To comply with the requirements of the Employee

Retirement Income Security Act of 1974 ("ERISA"), the following provisions are made a part of this Agreement.

     (i) The Director of Human Resources shall serve as the "named fiduciary" as that term is defined under ERISA (or any successor position thereto).

     (ii) The funding policy under this Agreement is that all premiums on the

Policies shall be paid by the Corporation to the Insurer when due.

                                       6


     (iii) Direct payment of the Policy proceeds by the Insurer is the basis of payment of benefits under this Agreement, the benefits being based upon the payment of premiums as provided under this Agreement.

     (iv) Director of Human Resources shall serve as the "Claims Manager" as that term is defined under ERISA. If for any reason a claim for benefits under this Agreement is denied by the Corporation, the Claims Manager shall provide the Trustee with a written explanation setting forth the basis for the denial of such claim, referencing the applicable provisions of the Agreement upon which such denial of benefits is based, including such other relevant information as necessary to advise the Trustee of the basis for denial of such claim and advising the Trustee of the procedures to be followed in seeking review of the claim. Any claim under this Agreement shall be deemed filed when made orally or in writing to the Claims Manager. Any denial of a claim shall be delivered to the Trustee in writing within ninety (90) days of the claim. The Trustee shall have sixty (60) days following the receipt of the written denial of the claim to file with the Claims Manager a written request for review of the denial. The

Trustee, or its representative, shall be entitled to submit relevant documents and comments for purposes of this review. The Claims Manager shall have sixty

(60) days from receipt of the request for review to make a determination with respect to the requested review and provide the Trustee with a written decision providing a specific explanation for the decision referencing the appropriate provisions of the Agreement on which the decision is based.

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     IN WITNESS WHEREOF, the Trustee has set its hand and affixed its seal and the Corporation has caused this instrument to be executed by its duly authorized officers and its corporate seal affixed, the day and year first above written.


                                      SYNOVUS TRUST COMPANY,
                                      Trustee of the JOHN EXECUTIVE
                                      2001 Irrevocable Life Insurance Trust
                                      dated________________, 2001

                                      By:___________________________
                                      its:____________________________

_______________________
Witness


                                      SYNOVUS FINANCIAL CORP.


                                      By:__________________________
                                           Title:

                                      Attest:________________________
                                               Title:

                                               (Corporate Seal)

_______________________
Witness

                                   Exhibit "A"

Insurer & Policy Number                                  Face Value

                                   Exhibit "B"

                    EXECUTIVE BENEFIT SUBSTITUTION AGREEMENT

     THIS AGREEMENT made and entered into as of the _____ day of ______________,

2001, between Mr. John Executive ("Mr. Executive") and SYNOVUS FINANCIAL CORP.

("the Corporation").

                                   WITNESSETH:


     WHEREAS, Mr. Executive is currently serving as ________________ of the

Corporation;

     WHEREAS, the Board of Directors of the Corporation has adopted the Synovus

Financial Corp. Deferred Compensation Plan for Select Employees ("the Plan")

pursuant to an amended and restated Plan document dated January 2, 2002;

     WHEREAS, Mr. Executive and the Corporation have determined and hereby acknowledge that as of July 31, 2001, Mr. Executive had accrued under the Plan the right to receive a retirement benefit payable in the future according to various options set forth in the Plan ("the Accrued Plan Benefit");

     WHEREAS, Mr. Executive and the Corporation desire for the Corporation to provide certain assistance to SYNOVUS TRUST COMPANY, as TRUSTEE OF THE JOHN

EXECUTIVE 2001 IRREVOCABLE LIFE INSURANCE TRUST DATED ___________________, 2001

("the Trustee"), in purchasing certain policies of insurance on the joint lives of JANE EXECUTIVE and Mr. Executive ("the Policies"), in substitution of Mr.

Executive's Accrued Plan Benefit;

     WHEREAS, the Corporation and the Trustee have entered into that certain

Split Dollar Insurance Agreement dated ___________________, 2001 ("the Split

Dollar Agreement"), for the Corporation to provide assistance to the Trustee in purchasing the Policies.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, Mr. Executive and the Corporation, both intending to be legally bound, agree as follows:

     1. The Corporation shall remit the scheduled annual gross premiums on the

Policies as set forth in the Split Dollar Agreement. Upon the payment by the

Corporation of the scheduled annual gross premiums pursuant to the Split Dollar

Agreement, Mr. Executive will be deemed to have waived and released a portion of the Accrued Plan Benefit, and the Accrued Plan Benefit shall be reduced by an amount equal to:

o the total sums advanced by the Corporation for the payment of the premiums on the Policies, less o the cash surrender value of the Policies on the date of such premium payment, less o the aggregate amount of Plan reductions pursuant to this Agreement prior to the date of such premium payment.

         2. In the event that the Split Dollar Agreement is terminated prior to the earlier of (a) the payment of the last scheduled premium under the Split

Dollar Agreement or (b) Mr. Executive's retirement (as defined in the Plan), Mr.

Executive will be deemed to have waived and released a portion of the Accrued

Plan Benefit, determined as follows:

   * the total sums advanced by the Corporation for the payment of the premiums on the Policies, less

   * the cash actually received by the Corporation as a result of the termination of the Split Dollar Agreement, less

   * the aggregate amount of Plan reductions pursuant to this Agreement prior to the date of such termination.

Thereafter, neither party to this Agreement shall have any further obligation hereunder.

         3. If the Split Dollar Agreement is not terminated as set forth above,

then Mr. Executive will be deemed to have waived and released the entirety of the Accrued Plan Benefit, and the Accrued Plan Benefit shall be reduced to zero,

upon the earliest to occur of: (a) an agreement between the Corporation and the

Trustee to change the premium payment schedule under the Split Dollar Agreement in any way that results in the last scheduled premium being paid earlier than as currently set forth in the Split Dollar Agreement, or (b) the payment of the last scheduled premium under the Split Dollar Agreement.

     4. Mr. Executive reserves his rights to, and this Agreement shall neither reduce nor otherwise have any effect upon, any benefits accrued or accruing to the
benefit of Mr. Executive under the Plan other than the Accrued Plan Benefit including, without limitation, any benefit accruing on or after _____________,

2001.

     5. This Agreement may be amended at any time and from time to time, but only in writing signed by or on behalf of both Mr. Executive and the

Corporation.

     6. This Agreement shall be binding upon and inure to the benefit of Mr.

Executive, his heirs, successors and assigns and the Corporation, its successors and assigns.

     7. All notice requirements to be given to the parties hereto shall be in writing and sent by certified or registered mail as follows:

         (i)      To Mr. Executive:

                  -------------------------------

                  -------------------------------

         (ii)     To the Corporation:

                  Synovus Financial Corp.

                  P. O. Box 120

                  Columbus, Georgia  31902


     8. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

     9. Time is of the essence of this Agreement.

     IN WITNESS WHEREOF, Mr. Executive has set his hand and affixed his seal and the Corporation has caused this instrument to be executed by its duly authorized officers and its corporate seal affixed, the day and year first above written.

                                     SYNOVUS FINANCIAL CORP.


                                     By:_______________________________________
                                               Title:

                                     Attest:___________________________________
                                               Title:

                                              (Corporate Seal)

________________________
Witness

                                     ____________________________________(Seal)
                                     JOHN EXECUTIVE

________________________
Witness


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